UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2013

NeuStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21575 Ridgetop Circle

Sterling, VA 20166

(Address of Principal Executive Offices, including Zip Code)

(571) 434-5400

(Registrant’s telephone number, including Area Code)

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 8, 2013, NeuStar, Inc. (“NeuStar”) issued a press release announcing the commencement of NeuStar’s offer to exchange up to $300,000,000 aggregate principal amount of its outstanding 4.500% Senior Notes due 2023 for a like principal amount of its new 4.500% Senior Notes due 2023. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release of NeuStar, Inc. dated July 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2013	NEUSTAR, INC.

	By:	/s/ Paul S Lalljie
	Name:	Paul S Lalljie
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of NeuStar, Inc. dated July 8, 2013.